UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Aldel Financial II Inc.

(Name of Registrant as Specified In Its Amended and Restated Memorandum and Articles of Association)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF ALDEL FINANCIAL II INC.
104 S. Walnut Street, Unit 1A
Itasca, IL, 60143
NOTICE OF THE 2025 ANNUAL GENERAL MEETING
To Be Held at 10:00 a.m. Eastern Time on December 2, 2025
Dear Shareholders of Aldel Financial II Inc.:
You are cordially invited to attend (in person or by proxy) the 2025 annual general meeting of shareholders of Aldel Financial II Inc. (the “Company”) to be held on Tuesday, December 2, 2025 at 10:00 a.m., Eastern Time, at the offices of the Company, located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, and virtually via the Internet at https://www.cstproxy.com/aldelfinancialii/2025, (the “Annual General Meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to observe the meeting virtually via the Internet at https://www.cstproxy.com/aldelfinancialii/2025. The accompanying proxy statement is dated November 3, 2025. The Annual General Meeting is being held to consider and vote upon the following proposals:
1.
as an ordinary resolution, to appoint Charles Nearburg as a Class I director on the Company’s board of directors to serve until the 2028 annual general meeting of the Company, until his successor is duly elected and qualified, or until his earlier death, resignation or removal (the “Director Election Proposal”);

2.
as an ordinary resolution, to ratify the appointment by our audit committee of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

3.
as an ordinary resolution, to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting; and

4.
to transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement, which you are encouraged to read carefully in its entirety.
Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law and our amended and restated articles of association (the “Articles”), being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) and the Class B Ordinary Shares (together with the Class A Ordinary Shares, the “Ordinary Shares”) who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.
Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding

Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting.
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE (I) “FOR” THE DIRECTOR ELECTION PROPOSAL, (II) “FOR” THE AUDITOR RATIFICATION PROPOSAL AND (III) “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.
Our board of directors has fixed the close of business on October 29, 2025 (the “Record Date”), as the record date for the Annual General Meeting. Only shareholders of record on the Record Date are entitled to notice of and to vote at the Annual General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
All of our shareholders are cordially invited to observe the Annual General Meeting via the Internet at https://www.cstproxy.com/aldelfinancialii/2025. To ensure your representation at the Annual General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. You may revoke your proxy card at any time prior to the Annual General Meeting. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Annual General Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting.
A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.
YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Annual General Meeting for a more complete statement of matters to be considered at the Annual General Meeting.
If you have any questions or need assistance voting your Ordinary Shares, please contact Advantage Proxy, Inc., our proxy solicitor, by calling 866-894-0536 (toll-free), or by emailing Ksmith@advantageproxy.com.
Sincerely,
/s/ Robert Kauffman

Robert Kauffman
Chairman and Chief Executive Officer
November 3, 2025
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals presented.
This proxy statement is dated November 3, 2025.

IMPORTANT
Whether or not you expect to attend the Annual General Meeting, you are respectfully requested by our Board of Directors to complete, sign, date and return the enclosed proxy card promptly, or follow the instructions contained in the proxy card or voting instructions provided by your bank, broker or other nominee. If you grant a proxy, you may revoke it at any time prior to the Annual General Meeting.
PLEASE NOTE: If your shares are held in “street name”, your broker, bank, custodian, or other nominee holder cannot vote your shares on “non-routine” matters, such as the Director Election Proposal and the Adjournment Proposal (defined below) unless you direct the nominee holder how to vote by following the instructions contained on the voting instruction form provided by your broker, bank, custodian or other nominee.

Aldel Financial II, Inc.
104 S. Walnut Street, Unit 1A
Itasca, IL, 60143
NOTICE OF THE 2025 ANNUAL GENERAL MEETING
TO BE HELD ON DECEMBER 2, 2025
To the Shareholders of Aldel Financial II Inc.:
NOTICE IS HEREBY GIVEN that the 2025 annual general meeting (the “Annual General Meeting”) of Aldel Financial II Inc., a Cayman Islands exempted company (the “Company”), will be held on Tuesday, December 2, 2025 at 10:00 a.m., Eastern Time, at the offices of the Company, located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, United Sates of America, and virtually via the Internet at https://www.cstproxy.com/aldelfinancialii/2025, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to observe the meeting virtually. The Annual General Meeting will be held to consider and vote upon the following proposals:
1.
as an ordinary resolution, to appoint Charles Nearburg as a Class I director on the Company’s board of directors to serve until the 2028 annual general meeting of the Company, until his successor is duly elected and qualified, or until his earlier death, resignation or removal (the “Director Election Proposal”);

2.
as an ordinary resolution, to ratify the appointment by our audit committee of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

3.
as an ordinary resolution, to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting; and

4.
to transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement, which you are encouraged to read carefully in its entirety. Notwithstanding the order in which the proposals are set out herein, the Company may put the proposals to the Annual General Meeting in such order as it may determine.
The full text of the resolutions to be voted on is as follows:
Proposal No. 1 — Director Election Proposal
“RESOLVED, as an ordinary resolution, that Charles Nearburg be appointed as a Class I director on the Company’s board of directors to serve until the 2028 annual general meeting of the Company, until his successor is duly elected and qualified, or until his earlier death, resignation or removal.”
Proposal No. 2 — Auditor Ratification Proposal
“RESOLVED, as an ordinary resolution, that the appointment of Fruci & Associates II, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 be ratified, approved and confirmed in all respects.”
Proposal No. 3 — Adjournment Proposal
“RESOLVED, as an ordinary resolution, that the adjournment of the Annual General Meeting to a later time, date and place to be determined by the chairman of the Annual General Meeting be and is hereby authorized and approved.”

Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law and our amended and restated articles of association (the “Articles”), being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.
Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting.
Only shareholders of record of the Company as of the close of business on October 29, 2025, are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 29,868,214 Ordinary Shares issued and outstanding, including 23,707,500 Class A Ordinary Shares and 6,160,714 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.
YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the Annual General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing, signing, dating and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by our board of directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual General Meeting by following the instructions included in this proxy statement and on the proxy card. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Annual General Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting.
Whether or not you plan to attend the Annual General Meeting, it is strongly recommended that you complete, sign, date and return your proxy card before the Annual General Meeting date to ensure that your shares will be represented and voted at the Annual General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Advantage Proxy, Inc., our proxy solicitor, by calling 866-894-0536 (toll-free), or by emailing Ksmith@advantageproxy.com.
By Order of our Board of Directors,
/s/ Robert Kauffman

Robert Kauffman
Chairman and Chief Executive Officer
November 3, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON DECEMBER 2, 2025
This Notice of Annual General Meeting and Proxy Statement, our Annual Report on Form 10-K for the period ended December 31, 2024 and our Quarterly Reports on Form 10-Q for the period ended March 31, 2025, and the period ended June 30, 2025 are available at https://www.cstproxy.com/aldelfinancialii/2025.

i

ALDEL FINANCIAL II, INC.
PROXY STATEMENT
FOR THE 2025 ANNUAL GENERAL MEETING
To Be Held at 10:00 a.m. Eastern Time on Tuesday, December 2, 2025
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the 2025 annual general meeting of Aldel Financial II, Inc., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), and any postponements or adjournments thereof (the “Annual General Meeting”). The Annual General Meeting will be held on Tuesday, December 2, 2025 at 10:00 a.m. Eastern Time, at the offices of the Company, located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, and virtually via the Internet at https://www.cstproxy.com/aldelfinancialii/2025. Shareholders are encouraged to observe the meeting virtually.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our directors’ or executive officers’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements herein may include, for example, statements about:
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our ability to select an appropriate target business or businesses;

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our ability to consummate our initial business combination;

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our expectations around the performance of a prospective target business or businesses;

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our success in retaining or recruiting, or changes required in, our executive officers, key employees or directors following our initial business combination;

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our directors and executive officers allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

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our potential ability to obtain additional financing to consummate our initial business combination;

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our pool of prospective target businesses;

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the ability of our directors and executive officers to generate a number of potential business combination opportunities;

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the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

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the Trust Account not being subject to claims of third parties; or

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our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including but not limited to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL GENERAL MEETING
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Articles (defined below) and the Companies Act (as amended) of the Cayman Islands (the “Companies Act”). The presence, in person or by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a simple majority of the issued and outstanding Ordinary Shares (defined below) entitled to vote at the Annual General Meeting constitutes a quorum. Proxies that are signed and dated but marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the Director Election Proposal and the Adjournment Proposal (defined below).
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. Hassan Baqar has been designated as the proxy by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described below. If any matters not described in this proxy statement are properly presented at the Annual General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual General Meeting is adjourned, the proxy holders can vote the shares on the new Annual General Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Who will solicit and pay the cost of soliciting proxies for the Annual General Meeting?
Our board of directors is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Advantage Proxy a fee of $7,000, plus disbursements, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
What matters am I voting on?
Holders of Class A Ordinary Shares and holders of Class B ordinary shares, par value $0.0001 per share (the “founder shares” or “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) will be voting on the following proposals.
1.
Director Election Proposal:   To appoint Charles Nearburg as a Class I director on the Company’s board of directors to serve until the 2028 annual general meeting, until his successor is duly elected and qualified, or until his earlier death, resignation or removal (the “Director Election Proposal”).

2.
Auditor Ratification Proposal:   To ratify the appointment of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”).

3.
Adjournment Proposal:   To approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting.

When and where will the Annual General Meeting be held?
The Annual General Meeting will be held at 10:00 a.m. Eastern Time, on December 2, 2025, at the offices of the Company, located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, and virtually via live webcast online at https://www.cstproxy.com/aldelfinancialii/2025, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to observe the meeting virtually. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/aldelfinancialii/2025 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.
How does our board of directors recommend that I vote on these proposals?
Our board of directors recommends a vote:
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“FOR” the appointment of Charles Nearburg as a Class I director;

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“FOR” the ratification of the appointment of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025; and

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“FOR” the Adjournment Proposal, if presented.

Who is entitled to vote?
Holders of our Ordinary Shares as of the close of business on October 29, 2025, the record date, are entitled to vote at the Annual General Meeting. As of the record date, there were 29,868,214 Ordinary Shares issued and outstanding, consisting of 23,707,500 Class A Ordinary Shares and 6,160,714 Class B Ordinary Shares. In deciding all matters at the Annual General Meeting, each shareholder will be entitled to one vote for each Ordinary Share held by them on the record date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders at the Annual General Meeting. We do not have cumulative voting rights for the election of directors.
Registered Shareholders.   If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual General Meeting.
Street Name Shareholders.   If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Annual General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “beneficial owners” or “street name shareholders.”
How do I vote?
Registered Shareholders.   If you are a holder of record of Ordinary Shares on the record date for the Annual General Meeting, you may vote in person at the Annual General Meeting or by submitting a proxy for the Annual General Meeting.
Voting by Proxy.   You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. By signing, dating and returning the proxy card, you are authorizing the individual(s) named on the proxy card to vote your shares at the Annual General Meeting in the manner you indicate. You are encouraged to complete, sign, date and return the proxy card even if you plan to attend the Annual General Meeting so that your shares will be represented and voted if you are unable to attend the Annual General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please complete, sign, date and return all proxy cards to ensure that all of your shares are voted. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Annual General Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Annual General Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Annual General Meeting or whether the Director Election Proposal, the Auditor Ratification Proposal or Adjournment Proposal (as the case may be) is approved by the requisite votes.
Voting in Person.   If you attend the Annual General Meeting and plan to vote in person at the offices of the Company, you will be provided with a ballot at the Annual General Meeting.
Voting Electronically.   You may attend and vote at the Annual General Meeting by visiting https://www.cstproxy.com/aldelfinancialii/2025 and entering the control number found on your proxy card.
Street name shareholders.   If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
How do I attend the Annual General Meeting via live audio webcast?
If you are a registered shareholder, you will receive a proxy card which contains instructions on how to attend the Annual General Meeting via live audio webcast including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at 917-262-2373, or email proxy@continentalstock.com.
You can pre-register to attend the Annual General Meeting starting November 25, 2025 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by https://www.cstproxy.com/aldelfinancialii/2025 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Annual General Meeting. At the start of the Annual General Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Annual General Meeting.
If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or nominee, you will need to contact Continental to receive a control number. If you plan to vote at the Annual General Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, Continental will issue you a guest control number with proof of ownership. In either case, you must contact Continental for specific instructions on how to receive the control number. Continental can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the conference ID number: 5758246#. Please note that you will not be able to vote or ask questions at the Annual General Meeting if you choose to participate telephonically.
A separate conference line to allow participants to communicate with each other during the Annual General Meeting will also be made available.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely instructions?
Brokerage firms and other intermediaries holding our shares in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely instructions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Fruci & Associates II, PLLC. Your broker will not have discretion to vote on the appointment of Charles Nearburg as a Class I director or the Adjournment Proposal, which are each “non-routine” matters, absent direction from you.
How many votes are needed for approval of each proposal?
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Proposal No. 1 — Director Election Proposal:   The election of the Class I director must be approved by an ordinary resolution under Cayman Islands law and our amended and restated articles of association (the “Articles”), being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

•
Proposal No. 2 — Auditor Ratification Proposal:   The ratification of the appointment of Fruci & Associates II, PLLC requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

•
Proposal No. 3 — Adjournment Proposal:   The approval of the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal, which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting, requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting.

What if I want to vote against or don’t want to vote for any of the proposals?
If you do not want any of the proposals to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Annual General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.
How do the Company’s insiders intend to vote their shares?
The initial shareholders of the Company collectively have the right to vote approximately 21.0% of the Company’s issued and outstanding Ordinary Shares and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders.
Can I change my vote after I have mailed my signed proxy card?
Yes. Shareholders may send a later-dated, signed proxy card to the Company’s board of directors at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on December 2, 2025). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s board of directors, which must be received prior to the vote at the Annual General Meeting. Shareholders may also attend the Annual General Meeting in person, revoke their proxy and vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
How are votes counted?
Voting on all resolutions at the Annual General Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. At the Annual General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the relevant proposal is approved, and any Ordinary Shares which are not voted at the Annual General Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.
Where will I be able to find the voting results of the Annual General Meeting?
We will announce preliminary voting results at the Annual General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.
Are there any appraisal or similar rights for dissenting shareholders?
Neither the Companies Act nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

What is the deadline to propose actions for consideration at next year’s annual general meeting or to nominate individuals to serve as directors?
Our Articles provides for advance notice procedures with respect to shareholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of our board of directors or a committee of our board of directors. In order for any matter to be properly brought before an annual general meeting, a shareholder will have to comply with advance notice requirements. Generally, to be timely, a shareholder notice must be received at our principal executive offices not less than 120 calendar days prior to the date of our proxy statement released to shareholders in connection with the prior year’s annual general meeting or, if we did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of directors with such deadline being a reasonable time before we begin to print and send our related proxy materials. Any shareholder proposal to be submitted at the 2026 annual general meeting will not be considered timely unless notice is received not later than close of business on August 4, 2026.
Who can help answer my questions?
If you have questions about the Annual General Meeting or the proposals, or if you need additional copies of the proxy statement, our Annual Report (defined below) or the enclosed proxy card you should contact:
Aldel Financial II, Inc.
104 S. Walnut Street, Unit 1A
Itasca, IL, 60143
Attn: Daniel Lin
Telephone: (847) 791 6817
Attn: Hassan Baqar
You may also contact the Company’s proxy solicitor at:
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Telephone: 866-894-0536 (toll-free)
Email: Ksmith@advantageproxy.com

THE ANNUAL GENERAL MEETING
Date, Time, Place and Purpose of the Annual General Meeting
The Annual General Meeting will be held on Tuesday, December 2, 2025 at 10:00 a.m., Eastern Time, at the offices of the Company, located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, and virtually via the Internet at https://www.cstproxy.com/aldelfinancialii/2025, to consider and vote upon the proposals to be put to the Annual General Meeting. Shareholders are encouraged to observe the meeting virtually.
At the Annual General Meeting, the holders of Class A Ordinary Shares and the holders of Class B Ordinary Shares will be asked to consider and vote upon the following proposals.
1.
Director Election Proposal:   To appoint Charles Nearburg as a Class I director on the Company’s board of directors to serve until the 2028 annual general meeting, until his successor is duly elected and qualified, or until his earlier death, resignation or removal (the “Director Election Proposal”).

2.
Auditor Ratification Proposal:   To ratify the appointment of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”).

3.
Adjournment Proposal:   To approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting.

Voting Power; Record Date
Only shareholders of record of the Company as of the close of business on October 29, 2025, the “record date”, are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 29,868,214 Ordinary Shares issued and outstanding, including 23,707,500 Class A Ordinary Shares and 6,160,714 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.
Quorum and Vote of Shareholders
A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Articles and the Companies Act. The presence, in person or by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of one third of the issued and outstanding Ordinary Shares entitled to vote at the Annual General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the appointment of Charles Nearburg as a Class I director and the Adjournment Proposal.
Votes Required
•
Proposal No. 1 — Director Election Proposal:   The election of the Class I director must be approved by an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.
•
Proposal No. 2 — Auditor Ratification Proposal:   The ratification of the appointment of Fruci & Associates II, PLLC requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

•
Proposal No. 3 — Adjournment Proposal:   The approval of the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal, which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting, requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting.

If you do not want any of the proposals to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Annual General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.
Voting
Our board of directors is asking for your proxy. By signing, dating and returning the proxy card, you are authorizing the individual(s) named on the proxy card to vote your shares at the Annual General Meeting in the manner you indicate. You may vote for, against or withhold your vote for the proposal or you may abstain from voting. All valid proxies received will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual General Meeting.
You can vote your Ordinary Shares at the Annual General Meeting in person or by proxy. If you attend the Annual General Meeting and plan to vote in person at the offices of the Company, you will be provided with a ballot at the Annual General Meeting. You may also attend and vote at the Annual General Meeting by visiting https://www.cstproxy.com/aldelfinancialii/2025 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the appointment of Charles Nearburg as a Class I director and the Adjournment Proposal.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, Inc. (“Advantage Proxy”), at 866-894-0536 (toll-free) or by sending a letter to PO Box 10904, Yakima, WA 98909, or by emailing Ksmith@advantageproxy.com.
Revocability of Proxies
Shareholders may send a later-dated, signed proxy card to the Company’s board of directors at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on December 2, 2025). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s board of directors, which must be received prior to the vote at the Annual General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
Attendance at the Annual General Meeting
The Annual General Meeting will be held at 10:00 a.m. Eastern Time, on Tuesday, December 2, 2025, at the offices of the Company, located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, and virtually via live webcast online at https://www.cstproxy.com/aldelfinancialii/2025. Shareholders are encouraged to observe the meeting virtually. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/aldelfinancialii/2025 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
Solicitation of Proxies
The Company is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Advantage Proxy a fee of $7,000, plus disbursements, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Advantage Proxy at:
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Telephone: 866-894-0536 (toll-free)
Email: Ksmith@advantageproxy.com
Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Dissenters’ Rights of Appraisal
Neither the Companies Act nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.
Other Business
Our board of directors does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
Principal Executive Offices
Our principal executive offices are located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143. Our telephone number is (847) 791 6817. Our corporate website address is https://aldelfinancial.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our board of directors, which is currently composed of five members. Five of our directors are independent within the meaning of the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”).
Our board of directors is divided into three classes, with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term.
The following table sets forth the names, ages as of October 29, 2025, and certain other information for the Class I director, who is a nominee for election as director at the Annual General Meeting and the Class II and III directors, all of whom are continuing members of our board of directors:
Name	Class	Age	Position	Director Since	Current Term Expiring	Expiration of Term for which Nominated
Directors/Nominees
Charles Nearburg(1)(2)	I	75	Director	2025	2025	2028
Stuart Kovensky(1)(2)	II	58	Director	2024	2026	—
Meltem Demirors(1)(2)	II	38	Director	2024	2026	—
Jonathan Marshall	III	62	Director	2024	2027	—
Robert I. Kauffman	III	62	Chairman and Chief Executive Officer	2024	2027	—

(1)
Member of our audit committee

(2)
Member of our compensation committee

Nominee for Class I Director
Charles E. Nearburg, has been a director since October 27, 2025. Founding Nearburg Producing Company in 1979, Charles grew it into one of the Top 100 Independent Producers in the U.S., and always operating in an environmentally conscious way, received two Environmental Awards from the Bureau of Land Management. In 2016 – 2017 Nearburg sold the majority of its producing assets to two firms backed by Warburg Pincus and Carnelian Capital. Mr. Nearburg also owns STOL Aviation which is developing a world class “back country” short take-off and landing airplane, and Nearburg Racing which prepares vintage Formula 1 cars for competition. He is also a minority owner and advisory board member of McLaren Racing LTD, a top Formula 1 and Indy Car Team.
In honor of his son, Rett, who lost an 11-year battle with Ewing’s at age 21, Mr. Nearburg devotes substantial time and resources in support of Ewing’s Sarcoma cancer research and was instrumental in founding the Rett Nearburg International Ewing’s Sarcoma Research Symposia, of which six have now been held (www.rett.org). In 2024, he launched the Ewing Sarcoma Institute which is dedicated to radically improving outcomes for Ewing Sarcoma patients by uniting the global community to accelerate collaborative scientific discovery and development of breakthrough treatments (www.ewingsarcoma.org).
A lifelong car racer, his career includes driving a 333SP Ferrari at Le Mans, finishing 4th and 10th overall at the Sebring 12-Hours, and driving the late Walter Payton’s Indy Car in the 1997 CART/FedEx Championship. In September 2010 at the Bonneville Salt Flats driving the “Spirit of Rett” streamliner, Mr. Nearburg set a 414 MPH FIA record with a top speed of 422 MPH. This made the “Spirit of Rett” the fastest single engine normally aspirated car in history, as well as the 3rd fastest internal combustion engine car in history. Mr. Nearburg is one of only six people in history to have set a piston engine car record at over 400 MPH. The “Spirit of Rett” was built in the Nearburg Racing shop.
A graduate of Dartmouth College, Mr. Nearburg received AB, BE, and ME degrees at Dartmouth’s Thayer School of Engineering, where he has been on the Board of Advisors for 30 years. He is also a Trustee of University of Texas Southwestern Medical Foundation; the Petersen Automotive Museum in Los

Angeles; the Art Center College of Design in Pasadena; and a Life Trustee of the St. Mark’s School of Texas in Dallas. He is a past Trustee of the Maryland Institute College of Art in Baltimore; The Hockaday School in Dallas; and the Hood Museum of Art at Dartmouth College.
Continuing Class II Directors
Stuart Kovensky has been a director of the Company since October 21, 2024. Mr. Kovensky is an experienced C-Suite executive, investor and board member with over 25 years of experience in investment management, business development, fund-raising and corporate governance. Since 2023, Mr. Kovensky has served as the Managing Member of Cogent Advisory LLC, a firm he founded and where he focuses on providing corporate advisory and director services. Between January 2006 and December 2022, Mr. Kovensky was the Co-CEO, CIO and member of the board of directors of Onex Credit Partners, a firm that he co-founded in 2006 and was subsequently sold to Onex Corp. Onex Credit Partners is a multi-strategy investor in both public and private non-investment grade credit markets with assets under management in excess of $25 billion. In his role at Onex Credit, Stuart shared responsibility for all aspects of the firms’ operations with a focus on investment management and marketing as well as business development, in which capacity he spearheaded key areas of strategic expansion that helped the firm grow significantly, both organically and through strategic acquisitions.
Prior to co-founding Onex Credit Partners, Mr. Kovensky was a Portfolio Manager and Co-Head of the opportunistic credit strategy at John A. Levin and Co. from 2001 – 2005. From 1995 – 2000 he was a Partner and Head of Research at Murray Capital Management. Mr. Kovensky began his career at Chase Manhattan Bank in 1989 where he gained experience in High Yield Finance, Structured Finance and International Trade Finance. Mr. Kovensky recent board experience includes The Guitar Center, Multi-Tech Holdings, Artera Services, At Home Cayman, Inc and CWT Travel Services. He is also an advisory board member of meetperry, inc.
Meltem Demirors has been a director of the Company since October 21, 2024. Since 2024, Ms. Demirors has served as the Managing Partner of Crucible Capital, an investment firm she founded which focuses on the intersection of cryptocurrencies, physical infrastructure, and commodities markets. From 2018 to 2023, Ms. Demirors served as Chief Strategy Officer at CoinShares, a publicly listed European investment company specialising in digital assets, where she oversaw investments to provide institutional investors with thematic, risk-managed exposure to the emerging crypto asset ecosystem and served as managing director of the firm’s US operations. From 2015 until 2018, Ms. Demirors led the Development team at Digital Currency Group, one of the largest digital asset investment firms in the world. Previously, Ms. Demirors was a strategy consultant in Deloitte’s Oil & Gas practice. She is a frequent contributor to broadcast and print media and is a Program Fellow at the Oxford Saïd Business School where she has been overseeing the Blockchain Strategy Programme since 2017. Ms. Demirors holds a BA in Mathematical Economics from Rice University, and an MBA from the MIT Sloan School of Management. We believe that Ms. Demiror is qualified to serve on our board of directors due to her experience in public companies, financial markets and management skills.
Continuing Class III Directors
Jonathan S. Marshall has been a director of the Company since October 21, 2024. Since June 2018, Mr. Marshall has served as the Executive Director of the Race Team Alliance (RTA), a 501(c)(6) organization that represents the collective interests of the race teams that compete in the NASCAR Cup Series. As Executive Director, he works closely with the leadership of the member race teams with a mandate to advance their collective interests in the sport. He has served in that role since 2018. Prior to the RTA, from November 2013 to April 2018, Mr. Marshall was the Chief Operating Officer and General Counsel of the World Surf League (“WSL”) having joined the WSL as its General Counsel before being promoted to COO. In addition to his legal background, Mr. Marshall has a wide range of experience in the fields of media distribution, financing, licensing and sales, mergers and acquisitions and corporate transactions.
Prior to joining WSL, from January 2011 to October 2013, Mr. Marshall was SVP, Business Development & Strategy at USA TODAY Sports Media Group, where he oversaw the operations for USA TODAY High School Sports, sports digital properties and sports analytics. Prior to that, Mr. Marshall was President of Television at Westwood One. He began his professional career with the law firm, Shearman &

Sterling before moving to work in the entertainment practice at Loeb & Loeb, LLP. Mr. Marshall has been a member of the California State Bar since 1988 and is a graduate of the Tulane Law School (J.D.) and the A.B. Freeman School of Business at Tulane University (B.A.). We believe Mr. Marshall is qualified to serve on our board of directors based on his extensive management expertise and legal experience.
Robert I. Kauffman has served a director of the Company since July 2024. Mr. Kauffman has been the Chairman of the board of directors and the Company’s Chief Executive Officer since August 2024. Mr. Kauffman was a co-founder, principal and member of the board of directors of Fortress Investment Group LLC from its founding in 1998 until 2012. During his tenure at the firm, Mr. Kauffman served as a member of Fortress’s management committee and was responsible for the management of Fortress’s European private equity investment operations. While at Fortress Mr. Kauffman was primarily focused on financial services, real estate, distressed debt restructurings, and other asset based businesses. During his career, he has been involved in a wide variety of investment activities, including private fund raising, initial public offerings, primary and secondary public share offerings in multiple jurisdictions, take private transactions, as well as billions of dollars of bank and capital market debt financings and securitizations.
Prior to co-founding Fortress, Mr. Kauffman served as a managing director at UBS, from 1997 to 1998 in its Principal Finance area. Prior to that he was a principal at BlackRock Financial Management Inc., from 1993 to 1997 playing a key role in raising and investing their first Private Equity Fund, BlackRock Asset Investors. Previously, Mr. Kauffman worked at Lehman Brothers from 1986 to 1993 primarily focused on the mortgage and securitization markets both in the US and Europe.
Since his departure from Fortress in 2012, Mr. Kauffman has brought his extensive business experience to a variety of private and public investments, including the IPO of Aldel Financial Inc. and its successful merger with Hagerty Inc (HGTY), the largest specialty insurer of collector cars.
Mr. Kauffman serves on the board of directors of Hagerty Inc, Chairman of the Board of Global Net Lease Realty, a publicly traded REIT, and an advisory board member of McLaren Racing LTD., a leading UK based Formula1 racing team. Mr. Kauffman is currently the chairman of the Race Team Alliance, an association of NASCAR Cup Series teams; and the owner of RK Motors, a leading restorer and reseller of classic cars.
Mr. Kauffman is also an investor and advisory board member of Off The Chain Capital, a cryptocurrency focused hedge fund. Mr. Kauffman earned a degree in Business Administration from Northeastern University in 1986.
Director Independence
The Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors determined that a majority of our board of directors, consisting of Charles Nearburg, Stuart Kovensky, and Meltem Demirors, are “independent directors” as defined in the Nasdaq listing standards. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Board Leadership Structure and Role in Risk Oversight
Mr. Kauffman is our Chairman and Chief Executive Officer. The decision whether to combine or separate these positions depends on what our board of directors deems to be in the long-term interest of shareholders in light of prevailing circumstances. Our board of directors has deemed the current leadership structure to be appropriate given the Company’s limited business purpose of effecting an initial business combination. Our board of directors believes the Company is well served by the current leadership structure. Our board of directors is actively involved in overseeing our risk oversight processes. Our board of directors focuses on our general risk oversight strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to our board of directors include consideration of the challenges and risks of our business, and our board and management actively engage in discussions on these topics. In addition, each of our board’s committees considers risk within its area of responsibility. For example, the audit committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls.
Board Meetings and Committees
During the fiscal year ended December 31, 2024, our board of directors held one (1) meeting, the audit committee held one (1) meeting and the compensation committee held no meetings. During the fiscal year ended December 31, 2024 each of Stuart Kovensky, Meltem Demirors, and Peter Early attended at least 75% of the aggregate number of meetings of our board of directors held during the period for which such director was a member of our board of directors, and each of Stuart Kovensky, Meltem Demirors, and Peter Early attended at least 75% of the aggregate number of meetings of our audit committee during the period for which such director served on the audit committee. Mr. Early resigned from the Board of Directors effective October 27, 2025.
Although we do not have a formal policy regarding attendance by members of our board of directors at annual general meetings of shareholders, we encourage, but do not require, our directors to attend.
Our board of directors has established an audit committee, a nominating and governance committee and a compensation committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their death, removal, resignation or until as otherwise determined by our board of directors.
Audit Committee
We have established an audit committee of the board of directors. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, each of whom must be independent. Charles Nearburg, Stuart Kovensky, and Meltem Demirors serve as members of our audit committee, and Mr. Kovensky serves as the chairman of the audit committee. Our board of directors determined that each of Charles Nearburg, Stuart Kovensky, and Meltem Demirors are independent under the Nasdaq listing standards and applicable SEC rules. Each member of the audit committee is financially literate and our board of directors determined that Stuart Kovensky qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.
We have adopted an audit committee charter, which is available on our website and details the principal functions of the audit committee, including:
•
meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•
monitoring the independence of the independent registered public accounting firm;

•
verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•
inquiring and discussing with management our compliance with applicable laws and regulations;

•
pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•
appointing or replacing the independent registered public accounting firm;

•
determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•
monitoring compliance on a quarterly basis with the terms of the IPO and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the IPO; and

•
reviewing and approving all payments made to our sponsor, namely Aldel Investors II LLC (the Sponsor), directors or executive officers and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

Compensation Committee
We have established a compensation committee of our board of directors. The members of our compensation committee are Charles Nearburg, Stuart Kovensky, and Meltem Demirors, and Meltem Demirors serves as chair of the compensation committee.
Under the Nasdaq listing standards, we are required to have a compensation committee composed entirely of independent directors. Our board of directors determined that each of Charles Nearburg, Stuart Kovensky, and Meltem Demirors are independent. We have adopted a compensation committee charter, which is available on our website and details the principal functions of the compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer based on such evaluation;

•
reviewing and approving the compensation of all of our other Section 16 officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•
producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser.
However, before engaging or receiving advice from a compensation consultant, legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the Nasdaq and the SEC.
Nominating and Corporate Governance Committee
We established a nominating and corporate governance committee of the board of directors, the members of which are Stuart Kovensky, Meltem Demirors, and Charles Nearburg. Charles Nearburg serves as chair of the nominating and corporate governance committee.

We adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:
•
identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the board of directors candidates for nomination for appointment at the annual general meeting of shareholders or to fill vacancies on the board of directors;

•
developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•
coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•
reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.
Code of Ethics
We have adopted a Code of Ethics applicable to our directors, executive officers and employees. A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.
Compensation Committee Interlocks and Insider Participation
None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.
Communications with our Board of Directors
Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, and mailing the correspondence to Aldel Financial II Inc., 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143. Each communication should set forth (i) the name and address of the shareholder, as it appears on our books, and if the shares are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares that are owned of record by the record holder and beneficially by the beneficial owner. Our management, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairman of our board of directors.
Executive Officer and Director Compensation and Other Interests
None of our directors or executive officers have received any cash compensation for services rendered to the Company. Until consummation of an initial business combination, the Company will pay our Sponsor an aggregate fee of $20,000 per month for office space and secretarial and administrative services. However, this arrangement is solely for the benefit of the Company and is not intended to provide any of our directors or executive officers with compensation in lieu of a salary.

On July 19, 2024, our Sponsor paid $25,000, or approximately $0.004 per share, to cover certain expenses on our behalf in consideration of 5,750,000 Class B ordinary shares, which we refer to as the founder shares. On August 13, 2024, the Sponsor transferred 690,000 founder shares to our officers, directors, senior advisor, and FG Merchant Partner LP, resulting in the Sponsor holding 5,060,000 founder shares. On September 25, 2024, the Sponsor purchased an additional 410,714 founder shares for $0.004 per share, resulting in our initial shareholders holding an aggregate of 6,160,714 founder shares (5,470,714 of which are held by the Sponsor).
Our audit committee reviews on a quarterly basis all payments that were made by us to our Sponsor, any director or executive officer or their respective affiliates. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities or on our behalf in connection with identifying and consummating an initial business combination.
After the completion of our initial business combination, directors and executive officers who remain with us may be paid consulting or management fees from the combined company. All of these fees will be described, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or executive officers. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-transaction business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.
We do not intend to take any action to ensure that our directors or executive officers maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our directors and executive officers may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business, but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our directors or executive officers that provide for benefits upon termination of employment.
In the event an initial business combination is consummated, we expect the combined company to develop an executive compensation program that is designed to align compensation with the combined company’s business objectives and the creation of shareholder value, while enabling the combined company to attract, motivate and retain individuals who contribute to the long-term success of the combined company. We anticipate that decisions regarding executive compensation would reflect our belief that the executive compensation program must be competitive in order to attract and retain executive officers of the combined company.
Legal Proceedings
None.
Periodic Reporting and Audited Financial Statements
The Company has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, the Company’s annual reports contain financial statements audited and reported on by the Company’s independent registered public accounting firm. The Company has most recently filed with the SEC its Quarterly Report on Form 10-Q, as amended, covering the period ended June 30, 2025.

PROPOSAL NO. 1
DIRECTOR ELECTION PROPOSAL
Our board of directors is currently composed of five members. At the Annual General Meeting, one Class I director will be elected for a three-year term. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal.
Nominees
Our Nominating and Corporate Governance Committee has recommended, and our board of directors has approved, Charles Nearburg as a nominee for appointment as a Class I director on our board of directors at the Annual General Meeting. If appointed, Charles Nearburg will serve as a director until the 2028 annual general meeting of the Company, until a successor is duly elected and qualified, or until his earlier death, resignation or removal. Charles Nearburg is currently a director of the Company. For information concerning the nominee, please see the section titled “Board of Directors, Executive Officers and Corporate Governance”.
If you are a shareholder of record and you sign and date your proxy card but do not give instructions with respect to the voting on the Director Election Proposal, your shares will be voted “FOR” the appointment of Charles Nearburg as a Class I director; however, in the event that the director nominee is unable or declines to serve as a director at the time of the Annual General Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a street name shareholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares un-voted on this matter.
Vote Required
The election of the Class I director must be approved by an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that Charles Nearburg be appointed as a Class I director on the Company’s board of directors to serve until the 2028 annual general meeting of the Company, until his successor is duly elected and qualified, or until his earlier death, resignation or removal.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
NOMINEE NAMED ABOVE AND THE APPROVAL OF THE DIRECTOR ELECTION PROPOSAL.

PROPOSAL NO. 2
AUDITOR RATIFICATION PROPOSAL
Upon the recommendation of the audit committee of our board of directors, our board of directors proposes that the shareholders ratify by ordinary resolution the appointment of Fruci & Associates II, PLLC to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. Fruci & Associates II, PLLC served as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2024. Our audit committee is submitting the appointment of Fruci & Associates II, PLLC to our shareholders because we value our shareholders’ view on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Fruci & Associates II, PLLC are expected to be present at the Annual General Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If our shareholders do not ratify the appointment of Fruci & Associates II, PLLC, our board of directors may reconsider the appointment.
Fees Paid to the Independent Registered Public Accounting Firm
Fees for professional services provided by our independent registered public accounting firm since inception include:
For the Fiscal Year ended December 31, 2024
Audit fees(1)	$29,000
Audit-related fees(2)	$11,000
Tax fees(3)	$—
All other fees	$—
Total fees	$40,000

(1)
Audit fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Audit-related fees.   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees”. These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)
Tax fees.   Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, tax advice and financial and tax due diligence.

Auditor Independence
During the fiscal year ended December 31, 2024, there were no other professional services provided by Fruci & Associates II, PLLC, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Fruci & Associates II, PLLC.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the audit committee charter.

Vote Required
The ratification of the appointment of Fruci & Associates II, PLLC requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the appointment of Fruci & Associates II, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 be ratified, approved and confirmed in all respects.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRUCI & ASSOCIATES II, PLLC AND THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

REPORT OF THE AUDIT COMMITTEE
The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the audit committee has received the written disclosures from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Submitted by:
Audit Committee of our Board of Directors
Charles Nearburg
Stuart Kovensky
Meltem Demirors
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

PROPOSAL NO. 3
THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the Annual General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal. The Adjournment Proposal will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting.
Consequences if the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our board of directors may not be able to adjourn the Annual General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal.
Vote Required
The Adjournment Proposal requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the adjournment of the Annual General Meeting to a later time, date and place to be determined by the chairman of the Annual General Meeting be and is hereby authorized and approved.”
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us as of October 29, 2025, with respect to our Ordinary Shares held by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

•
each of our directors and executive officers that beneficially owns Ordinary Shares; and

•
all our directors and executive officers as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them. The following table does not reflect record of beneficial ownership of the Public Warrants, Private Unit Warrants and $15 Private Warrants that are not exercisable within 60 days of October 29, 2025.
	Class A ordinary shares		Class B ordinary shares
Name and Address of Beneficial Owner(1)	Number of shares benefically owned	Approximate percentage of class	Number of shares benefically owned	Approximate percentage of class	Approximate percentage of ordinary class
Aldel Investors II LLC(2)(3)	440,000	*	5,470,714	88.8%	18.3%
Robert I. Kauffman(3)(4)	440,000	*	5,558,214	90.2%	18.6%
Hassan R. Baqar	—	—	70,000	1.14%	*
Charles Nearburg	—	—	25,000	*	*
Stuart Kovensky	—	—	25,000	*	*
Jonathan Marshall	—	—	25,000	*	*
Meltem Demirors	—	—	25,000	*	*
All officers, directors and director nominees as a group (6 persons)	440,000	*	5,728,214	93.2%	19.2%

*
Less than one percent

(1)
Unless otherwise noted, the business address of each of the following is 104 S. Walnut Street, Unit 1A, Itasca, IL 60143.

(2)
Interests include founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our Business Combination, or earlier at the option of the holders thereof, on a one-for-one basis, Class A ordinary shares issuable pursuant to a private placement.

(3)
Aldel Investors II LLC is the record holder of the shares reported herein. Robert I. Kauffman is the managing member of Aldel Investors II LLC. Mr. Kauffman has voting and investment discretion with respect to the ordinary shares held of record by Aldel Investors II LLC.

(4)
Includes 87,500 founder shares held by Mr. Kauffman in his individual capacity.

Our initial shareholders beneficially own approximately 21.0% of our issued and outstanding Class B Ordinary Shares. Because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Articles and approval of significant corporate transactions.
Our initial shareholders have agreed not to transfer, assign or sell any of their founder shares and any Class A ordinary shares issuable upon conversion thereof until the earlier to occur of: (i) one year after the completion of our initial business combination or (ii) the date on which we complete a liquidation, merger, share exchange or other similar transaction after our initial business combination that results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property; except to certain permitted transferees. In addition, we could agree to permit the holders of our founder shares to transfer shares or agree to cancel such securities. Although no such transfers or cancellations are contemplated, we could agree to permit such transfer or cancellation to facilitate the closing of a business combination. Any permitted transferees will be subject to the same restrictions and other agreements of our initial shareholders with respect to any founder shares. Notwithstanding the foregoing, if (1) the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (2) if we consummate a transaction after our initial business combination which results in our shareholders having the right to exchange their shares for cash, securities or other property, the founder shares will be released from the lock-up.
The purchasers of the private placement securities also agreed not to transfer, assign or sell any of the private placement securities, including the underlying shares and warrants (except in connection with the same limited exceptions that the founders’ shares may be transferred as described above), until 30 days after the completion of our initial business combination.

RELATED PARTY TRANSACTIONS
On July 19, 2024, our Sponsor paid $25,000, or approximately $0.004 per share, to cover certain expenses on our behalf in consideration of 5,750,000 Class B ordinary shares, which we refer to as the founder shares. On August 13, 2024, the Sponsor transferred 690,000 founder shares to our officers, directors, senior advisor, and FG Merchant Partner LP, resulting in the Sponsor holding 5,060,000 founder shares. On September 25, 2024, the Sponsor purchased an additional 410,714 founder shares for $0.004 per share, resulting in our initial shareholders holding an aggregate of 6,160,714 founder shares (5,470,714 of which are held by the Sponsor).
Our Sponsor purchased an aggregate of 477,500 private units, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, at a price of $10.00 per unit, in a private placement that closed simultaneously with the closing of our initial public offering. The private units are identical to the units sold in our initial public offering except that, so long as they are held by our Sponsor or its permitted transferees, the private units (including the component securities as well as any securities underlying those component securities) (i) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination and (ii) will be entitled to registration rights. We entered into a registration rights agreement with respect to the founder shares and private units.
Prior to or in connection with the completion of our initial business combination, there may be payment by the company to our Sponsor, officers or directors, advisors, or our or their affiliates, of a finder’s fee, advisory fee, consulting fee or success fee for any services they render in order to effectuate the completion of our initial business, which, if made prior to the completion of our initial business combination, will be paid from funds held outside the trust account.
We will reimburse our Sponsor or an affiliate thereof in an amount equal to $20,000 per month for office space, utilities and secretarial and administrative support made available to us. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.
In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required on a non-interest basis. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use amounts held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into private units of the post business combination entity at a price of $10.00 per unit at the option of the applicable lender. Such units would be identical to the private units. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.
We have until the date that is 24 months from the closing of this offering (as may be extended by shareholder approval to amend our amended and restated memorandum and articles of association to extend the date by which we must consummate our initial business combination) or until such earlier liquidation date as our board of directors may approve, to consummate our initial business combination. If we anticipate that we may be unable to consummate our initial business combination within such 24-month period, we may seek shareholder approval to amend our amended and restated memorandum and articles of association to extend the date by which we must consummate our initial business combination. There are no limitations on the number of times we may seek shareholder approval for an extension or the length of time of any such extension. However, if we seek shareholder approval for an extension, holders of public shares will be offered an opportunity to redeem their shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon (less taxes payable), divided by the number of then issued and outstanding public shares, subject to applicable law.
Any of the foregoing payments to our Sponsor, repayments of loans from our Sponsor or repayments of working capital loans prior to our initial business combination will be made using funds held outside the trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
Policy for Approval of Related Party Transactions
The audit committee of our board of directors has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy include: (i) our directors, nominees for director or officers or any person who has served in such roles since the beginning of the most recent fiscal year, even if he or she does not currently serve in that role; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its shareholders and (v) if the related party is a director or an immediate family member of a director, the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.
We are not prohibited from paying any fees (including advisory fees), reimbursements or cash payments to our sponsor, officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination, including the following payments, all of which, if made prior to the completion of our initial business combination, will be paid from funds held outside the trust account:
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reimbursement for office space, utilities and secretarial and administrative support made available to us by our sponsor or an affiliate thereof, in an amount equal to $20,000 per month;

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Payment of consulting, success or finder fees to our sponsor, officers or directors, advisors, or our or their affiliates in connection with the consummation of our initial business combination;

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We may engage our sponsor or an affiliate of our sponsor as an advisor or otherwise in connection with our initial business combination and certain other transactions and pay such person or entity a salary or fee in an amount that constitutes a market standard for comparable transactions;

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Reimbursement for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination; and

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Repayment of loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination. Up to $1,500,000 of such loans may be convertible into private units of the post-business combination entity at a price of $10.00 per unit at the option of the applicable lender. Such units would be identical to the private units. Except for the foregoing, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans.

OTHER MATTERS
Fiscal Year 2024 Annual Report and SEC Filings
Our financial statements for the year ended December 31, 2024, are included in our Annual Report on Form 10-K, filed with the SEC on February 11, 2025 (our “Annual Report”). This proxy statement and our Annual Report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Aldel Financial II Inc., 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143.
Delivery of Documents to Shareholders
Pursuant to the rules of the SEC, we and services that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of each of our annual report to shareholders and our proxy statement. Upon written or oral request, we will deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Shareholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Shareholders receiving multiple copies of such documents may request that we deliver single copies of such documents in the future. Shareholders may notify us of their requests by calling or writing us at our principal executive offices at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143 or (847) 791 6817.
Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “SEC FILINGS” at https://aldelfinancial.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual General Meeting, you should contact the Company at the following address and telephone number:
Aldel Financial II Inc.
104 S. Walnut Street, Unit 1A
Itasca, IL, 60143
(847) 791 6817
Attn: Hassan Baqar
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Individuals, please call toll-free: 866-894-0536
Email: Ksmith@advantageproxy.com
If you are a shareholder of the Company and would like to request documents, please do so by November 25, 2025 (five business days prior to the Annual General Meeting), in order to receive them before the Annual General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
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Our board of directors does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to complete, sign, date and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
November 3, 2025

ALDEL FINANCIAL II INC.
104 S. Walnut Street, Unit 1A
Itasca, IL, 60143
ANNUAL GENERAL MEETING OF SHAREHOLDERS
YOUR VOTE IS IMPORTANT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD
ON DECEMBER 2, 2025
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated November 3, 2025 and Proxy Statement, dated November 3, 2025, in connection with the Annual General Meeting to be held at 10:00 a.m. Eastern Time on December 2, 2025 as a virtual meeting (the “Annual General Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Hassan Baqar (with full power to act alone), the attorney and proxy of the undersigned, with full power of substitution to each, to vote all of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR PROPOSAL AND “FOR” THE AUDITOR PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on December 2, 2025:   This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/aldelfinancialii/2025.
Proposal 1 — Director Proposal	FOR	AGAINST	ABSTAIN
Elect one Class I Director, Charles Nearburg, to the Board to serve as a director of the Company, which we refer to as the “Director Proposal.”	☐	☐	☐
Proposal 2 — Auditor Proposal	FOR	AGAINST	ABSTAIN
Ratify the selection by our Audit Committee of Fruci & Associates II, PLLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm.	☐	☐	☐
Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Proposal and/or the Auditor Proposal, which we refer to as the “Adjournment Proposal.”	☐	☐	☐

Dated: , 2025 Shareholder’s Signature
Shareholder’s Signature
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, IF SUCH PROPOSAL IS PRESENTED AT THE ANNUAL GENERAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.